Exhibit 31.2

RULE 13a-14(a)/15d-14(a) CERTIFICATION OF CHIEF FINANCIAL OFFICER

Certifications

I, David Schneider, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q of Broadmark Realty Capital Inc.;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
a.
Designed  such disclosure  controls  and procedures,  or  caused such  disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b.
Designed  such internal control over  financial reporting, or caused such internal control over financial  reporting to  be  designed under  our  supervision, to  provide reasonable assurance regarding the reliability  of financial  reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c.
Evaluated   the effectiveness   of  the registrant’s   disclosure   controls  and  procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
d.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred  during the registrant’s  most recent fiscal  quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.
The registrant’s  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal  control  over financial  reporting,  to the  registrant’s  auditors and  the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
a.
All  significant deficiencies  and  material weaknesses  in  the design  or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b.
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:    August 9, 2021

/s/ David Schneider
David Schneider
Chief Financial Officer